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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 27, 1996


                              JTS CORPORATION
            (Exact name of registrant as specified in its charter)


                                  DELAWARE
                 (State or other jurisdiction of incorporation)




                  0-21085                          77-0364572
            (Commission File No.)        (IRS Employer Identification No.)


                              166 BAYPOINTE PARKWAY
                                SAN JOSE, CA 95134
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 468-1800

                                                   Total number of pages:

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ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit
- -------
99.1 Press Release dated as of September 27, 1996 entitled "JTS Corporation Plans Private Financing"

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            JTS CORPORATION


Dated: September 27, 1996                   By: /s/ W. Virginia Walker
                                                ------------------------
                                                W. Virginia Walker
                                                Executive Vice President,
                                                Finance and Administration,
                                                Chief Financial Officer and
                                                Secretary



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                               INDEX TO EXHIBITS

Exhibit Number     Description
- --------------     -----------

99.1               Press release dated as of September 27, 1996 entitled
                     "JTS Corporation Plans Private Financing"